Exhibit 99.3

LETTER OF TRANSMITTAL

RURAL CELLULAR CORPORATION

Offer to exchange $425,000,000 aggregate principal amount of floating rate senior subordinated notes due 2013 for
$425,000,000 aggregate principal amount of
floating rate senior subordinated notes due 2013
that have been registered under the Securities Act of 1933, as amended.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON          , 2007, UNLESS EXTENDED (“THE EXPIRATION DATE”).

The exchange agent for the exchange offer is:
Wells Fargo Bank, N.A.

By Registered and	By Regular Mail or	In Person by Hand Only:
Certified Mail:	Overnight Courier:	WELLS FARGO BANK, N.A.
WELLS FARGO BANK, N.A	WELLS FARGO BANK, N.A.	12th Floor — Northstar
Corporate Trust Operations	Corporate Trust Operations	East Building
MAC N9303-121	MAC N9303-121	Corporate Trust Operations
PO Box 1517	Sixth & Marquette Avenue	608 Second Avenue South
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN

OR

By Facsimile Transmission
(for eligible institutions only):
(612) 667-6282

For Information by Telephone:
(800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this letter of transmittal is completed.

Do not complete or return this letter of transmittal if your outstanding floating rate senior subordinated notes due 2013 are held in an account with a Broker, Dealer, Commercial Bank or Trust Company. This letter of transmittal is being supplied for your information only. The institution holding your outstanding floating rate senior subordinated notes due 2013 will supply you with separate instructions regarding the tender of your outstanding notes.

The exchange offer is not being mailed to, nor will tenders be accepted from or on behalf of, holders of outstanding floating rate senior subordinated notes due 2013 in any jurisdiction in which the making or acceptance of the exchange offer would not be in compliance with the laws of such jurisdiction.

Preliminary Instructions

The undersigned hereby acknowledge that he or she has received and reviewed the prospectus dated          , 2007 (the “prospectus”) of Rural Cellular Corporation, a Minnesota corporation (the “Company”), and this letter of transmittal (this “letter of transmittal”), which together constitute the Company’s offer to exchange (the “exchange offer”) $425,000,000 aggregate principal amount of its floating rate senior subordinated notes due 2013 (the “new notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of its outstanding floating rate senior subordinated notes due 2013 (the “old notes”). For each old note accepted for exchange, the holder of such old note will receive a new note having a principal amount equal to that of the surrendered old note.

The form and terms of the new notes will be identical in all material respects to the form and terms of the old notes, except that (i) the new notes will bear a different CUSIP Number from the old notes, (ii) the issuance of the new notes has been registered under the Securities Act and, therefore, the new notes will not bear legends restricting the transfer thereof and (iii) the transfer restrictions, registration rights and liquidated damages provisions in the registration rights agreement will not apply to the new notes.

Holders of old notes that are accepted for exchange will not receive any interest accrued on the old notes at the time of the exchange. See “The Exchange Offer — Interest on the New Notes” in the prospectus.

This letter of transmittal is to be completed by a holder of old notes if certificates representing the old notes are to be forwarded herewith. Notwithstanding the foregoing, valid acceptance of the terms of the exchange offer may be effected by a participant in the Depository Trust Company (“DTC”) tendering old notes through the DTC’s Automated Tender Offer Program (“ATOP”) where the exchange agent receives an Agent’s Message prior to the expiration date. Such participant must electronically transmit its acceptance to the DTC through ATOP, and then the DTC will edit and verify the acceptance, execute a book-entry delivery to the exchange agent’s account at the DTC and send an Agent’s Message to the exchange agent for its acceptance. By tendering through ATOP, participants in the DTC will expressly acknowledge receipt of this letter of transmittal and agree to be bound by its terms, and the Company will be able to enforce such agreement against such DTC participants.

The Company reserves the right, at any time and from time to time, to extend the exchange offer at its discretion, in which case the term “expiration date” means the latest date and time to which the exchange offer is extended. In order to extend the exchange offer, the Company will notify the exchange agent thereof by oral or written notice and will issue a press release or other public announcement that would include disclosure of the approximate number of old notes deposited and that would be issued prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The exchange offer is not conditioned upon any minimum aggregate principal amount of old notes being tendered or accepted for exchange. However, the exchange offer is subject to certain conditions. See “The Exchange Offer — Conditions to the Exchange Offer; Waivers” in the prospectus.

Holders who wish to tender their old notes but who cannot, prior to 5:00 p.m., New York City time, on the expiration date (i) deliver their old notes, this letter of transmittal or any other required documents to the exchange agent or (ii) deliver a confirmation of the book-entry tender of their old notes into the exchange agent’s account at DTC (a “book-entry confirmation”) and otherwise complete the procedures for book-entry transfer, may effect a tender of old notes by complying with the guaranteed delivery procedures set forth in Instruction 1 attached to this letter of transmittal. Delivery of documents to DTC or the Company does not constitute delivery to the exchange agent.

HOLDERS OF OLD NOTES SHOULD COMPLETE THE APPROPRIATE BOXES BELOW AND SIGN THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE HOLDERS ELECT TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the old notes described in Box I (Description of Tendered Notes) (the “tendered notes”). The undersigned is the registered owner of all the tendered notes, and the undersigned represents that, if applicable, it has received from each beneficial owner of the tendered notes (a “beneficial owner”) a duly completed and executed form of “Instructions with Respect to the Exchange Offer” accompanying this letter of transmittal, instructing the undersigned to take the action described in this letter of transmittal. Subject to, and effective upon, the acceptance for exchange of the tendered notes, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the tendered notes.

The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of the Company) with respect to the tendered notes with the full power of substitution to (i) deliver certificates, if any, for the tendered notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present the tendered notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of the tendered notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender, tender, sell, assign and transfer the tendered notes and that the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents and warrants to the Company that (i) the information set forth in Box II (Beneficial Owner(s)) is correct, (ii) any new notes to be received by the undersigned and any beneficial owner in exchange for the tendered notes will be acquired in the ordinary course of business and for investment purposes of the undersigned and such beneficial owner, (iii) neither the undersigned nor any beneficial owner is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act, (iv) neither the undersigned nor any beneficial owner is engaged in, and neither intends to engage in and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the new notes, and (v) neither the undersigned nor any beneficial owner is acting on behalf of any person who could not truthfully make the foregoing representations.

The undersigned agrees that acceptance of any tendered notes by the Company and the issuance of new notes in exchange therefor will constitute performance in full by the Company of its obligations under the registration rights agreement and that the Company will have no further obligations or liabilities thereunder (except as expressly provided therein).

The undersigned and each beneficial owner also acknowledge as follows: The exchange offer is being made in reliance on existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the “Commission”) set forth in several “no action” letters to third parties and unrelated to the Company and the exchange offer and, based on such interpretations, the Company believes that the new notes issued pursuant to the exchange offer in exchange for old notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such new notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such new notes. Any holder which is an affiliate of the Company or which intends to participate in the exchange offer for the purpose of distributing the new notes (i) will not be able to rely on the interpretation by the staff of the Commission set forth in the above-mentioned “no action” letters, (ii) will not be able to tender its old notes in the exchange offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. Failure to comply with such requirements may result in such holder incurring liability under the Securities Act for which the holder is not indemnified by the Company. The undersigned and each beneficial owner acknowledge that the Company has not sought or received its own “no action” letter with respect to the exchange offer and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the exchange offer and such transactions that is similar to its determinations in the above-mentioned “no action” letters.

If the undersigned or any beneficial owner is a broker-dealer that will receive new notes for its own account in exchange for old notes that were acquired as a result of market-making or other trading activities, the undersigned acknowledges that it and each such beneficial owner will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such new notes. However, by so acknowledging and so delivering a prospectus, neither the undersigned nor any such beneficial owner will be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The above-referenced prospectus may be the prospectus (as it may be amended or supplemented from time to time) only if it contains a plan of distribution and selling security holder information with respect to such resale transactions (but need not name the undersigned or disclose the amount of new notes held by the undersigned or any such beneficial owner).

The undersigned further acknowledges that the Company may rely upon each of the foregoing representations and covenants for purposes of the exchange offer.

The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Company or the exchange agent to be necessary or desirable to complete the sale, assignment and transfer of the tendered notes. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned and each beneficial owner hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such beneficial owner, and shall not be affected by, and shall survive the death or incapacity of, the undersigned and such beneficial owner.

For purposes of the exchange offer, the Company shall be deemed to have accepted validly tendered tendered notes when, as and if the Company has given oral or written notice thereof to the exchange agent.

The undersigned understands that tenders of the tendered notes pursuant to the procedures described in the prospectus under “The Exchange Offer — Procedures for Tendering” and in the Instructions hereto, and our acceptance thereof, will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the prospectus.

The undersigned recognizes that (i) under certain circumstances set forth in the prospectus under “The Exchange Offer — Conditions to the Exchange Offer; Waivers,” the Company will not be required to accept the tendered notes for exchange and (ii) the undersigned may withdraw its tender of tendered notes only as set forth in the prospectus under “The Exchange Offer — Withdrawal of Tenders.” Tendered notes not accepted for exchange or which have been withdrawn will be returned, without expense, to the undersigned as soon as practicable after the expiration date, in the manner set forth in the next succeeding paragraph.

Unless otherwise indicated in Box V (Special Issuance Instructions), please issue certificates for the new notes (and, if applicable, substitute certificates representing any old notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated in Box VI (Special Delivery Instructions), please (i) send certificates for the new notes (and, if applicable, substitute certificates representing old notes not exchanged) to the undersigned at the address indicated in Box I (Description of Tendered Notes) or (ii) in the case of a book-entry tender of old notes, please credit the new notes (and, if applicable, old notes not exchanged) to the account at DTC indicated in Box III (Method of Delivery).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
ANY BOX BELOW.

BOX I: DESCRIPTION OF TENDERED NOTES*

Name(s) and Address(es) of
Registered Note Holder(s),		Aggregate Principal
Exactly as Name(s) Appear(s) on	Certificate Number(s)	Amount Represented	Aggregate Principal
Old Note Certificate(s)	of Old Notes**	by Certificate(s)	Amount Tendered***

Total:

*	List the old notes to which this letter of transmittal relates. If the space provided is inadequate, the certificate numbers and principal amount of old notes should be listed on a separate signed schedule attached hereto.

**	Need not be completed by persons tendering by book-entry transfer.

***	Tenders of old notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the old notes represented by the Certificate(s) set forth above. See Instruction 2.

BOX II: BENEFICIAL OWNER(S)

State of Principal Residence of Each Beneficial Owner	Principal Amount of Tendered Notes Held for
of Tendered Notes	Account of Beneficial Owner

BOX III: METHOD OF DELIVERY
(See Instruction 1)

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

DTC account number:

Transaction code number:

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of registered holder(s):

Window ticket number (if any):

Date of execution of notice of guaranteed delivery:

Name of institution which guaranteed delivery:

If delivered by book-entry transfer, complete the following:

Name of tendering institution:

Account number and transaction code number:

BOX IV: ATTENTION BROKER-DEALERS

☐	CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF TENDERED NOTES IS A BROKER-DEALER AND WISHES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

BOX V: SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for new notes and/or certificates for old notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this letter of transmittal in Box VII (Signature).

Issue:   new notes issued and/or old notes not exchanged to:

Name(s):
(Please Type or Print)

Address(es):
(Zip Code)

Taxpayer identification number or social security number:

BOX VI: SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if (1) certificates for new notes and/or certificates for old notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this letter of transmittal in Box VII (Signature) at the address(es) indicated in Box I (Description of Tendered Notes) or (2) new notes and/or old notes not exchanged are to be issued or returned, respectively, to an account maintained at DTC other than the account indicated in Box III (Method of Delivery).

Send:   new notes and/or old notes not exchanged to:

Name(s):
(Please Type or Print)

Address(es):
(Zip Code)

Credit:   new notes and/or old notes not exchanged to DTC account as follows:

Name(s):
(Please Type or Print)

Crediting instructions:

Account number:

BOX VII: SIGNATURE
TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instructions 1 and 3)

In addition, Substitute Form W-9 on the following page must be completed and signed.

, 2007

, 2007

, 2007
Signature(s) by Tendering Holder(s)	Date

Area code and telephone number:

For any tendered notes, this letter of transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the tendered notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by the Company, submit herewith evidence satisfactory to the Company of authority to so act. See Instruction 3.

Name(s):
(Please Type or Print):

Capacity:

Address(es):
(Zip Code)

Area code and telephone number:

Tax identification number or social security number:

SIGNATURE GUARANTEE

(if required by Instruction 3)

Signature(s) guaranteed by an eligible institution

  (Authorized Signature)

  (Print Name)

  (Title)

  (Print Name)

  (Title)

  (Name of firm — Must be an eligible
institution as defined in Instruction 3)

  (Address)

  (Area code and telephone number)

RURAL CELLULAR CORPORATION

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

1. Delivery of this letter of transmittal and tendered notes; guaranteed delivery procedures.  This letter of transmittal is to be completed by holders of old notes if certificates are to be forwarded herewith. By tendering certificates for old notes by book-entry transfer to the account maintained by the exchange agent at DTC pursuant to the book-entry transfer procedures set forth under “The Exchange Offer — Procedures for Tendering” in the prospectus, participants will expressly acknowledge receipt of this letter of transmittal and agree to be bound by its terms. Certificates for all physically tendered old notes, or a book-entry confirmation, and, in the case of certificates, a properly completed and duly executed letter of transmittal (or manually signed facsimile hereof) and all other documents required by this letter of transmittal, must be received by the exchange agent at the address set forth on the front cover and back cover hereof prior to 5:00 p.m., New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

Holders who wish to tender their old notes but who cannot, prior to 5:00 p.m., New York City time, on the expiration date (i) deliver their old notes, this letter of transmittal or any other documents required by this letter of transmittal to the exchange agent or (ii) deliver a book-entry confirmation and otherwise complete the procedures for book-entry transfer, may effect a tender of old notes by complying with the guaranteed delivery procedures set forth in the instructions to the notice of guaranteed delivery accompanying this letter of transmittal. Pursuant to such procedures, (a) the tender must be made through an eligible institution (as defined in Instruction 3), (b) prior to 5:00 p.m., New York City time, on the expiration date, the exchange agent must have received from such eligible institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, registered or certified mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the tendered notes and the principal amount of the tendered notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, this letter of transmittal (or facsimile thereof) together with the certificates(s) representing the tendered notes (or a book-entry confirmation) and any other documents required by this letter of transmittal will be deposited by the eligible institution with the exchange agent, and (c) this letter of transmittal (or facsimile thereof), properly completed and duly executed, as well as the certificates(s) representing the tendered notes in proper form for transfer (or a book-entry confirmation), and all other documents required by this letter of transmittal are received by the exchange agent within three New York Stock Exchange trading days after the expiration date.

The method of delivery of this letter of transmittal, the tendered notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the exchange agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

2. Tender by registered holder; instructions to beneficial holders; partial tenders.  Only a holder in whose name old notes are registered may execute and deliver this letter of transmittal and tender old notes in the exchange offer. Any beneficial owner whose old notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender such old notes should (i) contact such registered holder promptly and instruct such registered holder to tender such old notes on such beneficial owner’s behalf, (ii) properly complete and duly execute the form of “Instructions with Respect to the Exchange Offer” accompanying this letter of transmittal and (iii) timely deliver such form to such registered holder. The Company, the exchange agent and the transfer and registrar for the old notes shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such beneficial owner. If such beneficial owner wishes to tender old notes on its own behalf, such beneficial owner must, prior to completing and executing this letter of transmittal and delivering its old notes, either make appropriate arrangements to register ownership of the old notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder. Any such transfer of registered ownership may take considerable time.

Tendered notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the old notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of old notes to be tendered in Box I (Description of

Tendered Notes) under the caption “Aggregate Principal Amount Tendered.” The entire principal amount of old notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of old notes held by the tendering holder is not tendered for exchange, then (i) unless otherwise indicated in Box V (Special Issuance Instructions), certificates evidencing untendered old notes and new notes issued pursuant to the exchange offer will be issued in the name of the person signing this letter of transmittal and (ii) unless otherwise indicated in Box VI (Special Delivery Instructions), such certificates will be sent to the person signing this letter of transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of old notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

3. Signatures on this letter of transmittal; bond powers and endorsements; guarantee of signatures.  If this letter of transmittal is signed by the registered holder of the tendered notes, the signature must correspond exactly with the name(s) as written on the face of the certificates for the tendered notes without any change whatsoever. If any tendered old notes are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of certificates.

When this letter of transmittal is signed by the registered holder(s) of the tendered notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new notes are to be issued, or any untendered old notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

If this letter of transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) and signatures on each such endorsement or bond power must be guaranteed by an eligible institution.

If this letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this letter of transmittal.

Endorsements on certificates for tendered notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program ( i.e ., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program) (an “eligible institution”).

Signatures on this letter of transmittal need not be guaranteed by an eligible institution, provided the tendered notes are tendered by: (i) the registered holder thereof (which term for purposes of the exchange offer includes any participant of DTC whose name appears on a security position listing as the holder of such tendered notes) who has not completed Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions) on this letter of transmittal or (ii) an eligible institution.

4. Special issuance and delivery instructions.  Tendering holders should indicate in the applicable boxes the name and address to which new notes issued pursuant to the exchange offer and/or substitute certificates evidencing old notes not exchanged are to be issued or sent if different from the name or address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no such instructions are given, certificates evidencing such old notes not exchanged and new notes issued pursuant to the exchange offer will be returned to the person signing this letter of transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of old notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

5. Substitute Form W-9; Form W-8.  A tendering holder of old notes is required to provide the exchange agent with such holder’s correct taxpayer identification number (“TIN”) on the enclosed Substitute Form W-9 or applicable Form W-8. If the old notes are in more than one name or are not in the name of the actual beneficial owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. If the exchange agent is not provided with a correct TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, the exchange agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering holder of new notes. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the IRS. Please review the enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 for additional details on what TIN to give the exchange agent.

6. Transfer taxes.  The Company will pay all transfer taxes, if any, applicable to the transfer of tendered notes to it pursuant to the exchange offer. If, however, new notes and/or substitute old notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the tendered notes, or if the tendered notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of tendered notes to the Company pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered notes specified in this letter of transmittal.

7. Waiver of conditions.  The Company reserves the absolute right to amend, waive or modify any or all conditions relating to the exchange offer set forth in the prospectus.

8. No conditional tenders.  No alternative, conditional, irregular or contingent tenders will be accepted. All holders of tendered notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of their tendered notes for exchange.

9. Mutilated, lost, stolen or destroyed old notes.  Any holder whose old notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address set forth on the front cover and back cover hereof for further instructions.

10. Validity of tenders.  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered notes will be determined by the Company in its absolute discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tendered notes not properly tendered or any tendered notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right in its absolute discretion to waive any defects, irregularities or conditions of tender as to any tendered notes. The Company’s interpretation of the terms and conditions of the exchange offer (including the Instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tendered notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of tendered notes, neither the Company, the exchange agent nor any other person shall incur any liability for failure to give such notification. Tenders of tendered notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any tendered notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless otherwise provided in this letter of transmittal, as soon as practicable following the expiration date.

11. Acceptance of tendered notes and issuance of notes; return of notes.  Subject to the terms and conditions of the exchange offer, the Company will accept for exchange all validly tendered old notes as promptly as practicable after the expiration date and will issue new notes therefor as promptly as practicable thereafter. For purposes of the exchange offer, the Company shall be deemed to have accepted validly tendered old notes when, as and if the Company has given oral or written notice thereof to the exchange agent. If any tendered notes are not exchanged pursuant to the exchange offer for any reason, such unexchanged tendered notes will be returned, without expense, to the person signing this letter of transmittal at the address indicated in Box I (Description of Tendered Notes), except as may otherwise be specified in Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions).

12. Withdrawal.  Tendered notes may be withdrawn only pursuant to the procedures set forth in the prospectus under “The Exchange Offer — Withdrawal of Tenders.”

13. Requests for assistance or additional copies.  Questions relating to the procedures for tendering, as well as requests for additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery, may be directed to the exchange agent at the address and telephone number set forth on the front cover and back cover hereof.

IMPORTANT TAX INFORMATION

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

If payments are to be made to anyone other than the registered holder, or if the payments are to be paid to anyone other than the person signing this letter or if old notes not tendered or not accepted for exchange are to be registered in the name of any person other than the registered holder, all transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. Payments may not be paid to such a holder unless the holder has provided satisfactory evidence of the payment of any such transfer taxes or an exemption from such transfer taxes.

To prevent backup withholding, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 attached to this letter of transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide a completed Substitute Form W-9 to the exchange agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the exchange agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments may be subject to backup withholding at a rate of 28% (until 2010, at which time the rate is currently scheduled to be 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the exchange agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the exchange agent or on the IRS website at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9 and Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders should complete and return the Substitute Form W-9 and check the box marked “Exempt”.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold old notes through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” is any holder (other than a holder that is, or holds its old notes through, a partnership or other pass-through entity) that is not a U.S. Holder. The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other flow-through entity generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

See the enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

Exchange Agent: Wells Fargo Bank, N.A.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS) Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Please fill in your name and address below.	Check appropriate box: ☐ Disregarded Entity ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
Name	(If you are an LLC, check the box marked “Other”, write “LLC”, and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation, partnership).

Business Name	Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

Address (number and street) City, State and Zip Code
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Signature:

Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:

Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

U.S. person.  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

For federal tax purposes you are considered a U.S. person if you are:

An individual who is a citizen or resident of the United States,

A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Partners and partnerships must consult their own tax advisors regarding the application of these rules to them.

Foreign person.  If you are a foreign person, do not use Substitute Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Substitute Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding?  Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions below for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).  If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities.  Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note:  Check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box under the taxpayer identification number and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note:  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for ...
Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 (1)	Generally, exempt recipients 1 through 7 (2)

(1)	See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note.   See the chart below for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf.  You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Substitute Form W-9 but do not have a TIN, fill out the box entitled “CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.”

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements.  Complete the certification as indicated in 1 through 4 below.

1. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

2. Real estate transactions.  You must sign the certification. You may cross out item 2 of the certification.

3. Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

4. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5. Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:	Give name and EIN of:

6. Sole proprietorship or single-owner LLC	The owner (3)
7. A valid trust, estate, or pension trust	Legal entity (4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.